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                                                                    EXHIBIT 10.4


                                  AMENDMENT TWO


        This Amendment Two ("Amendment") hereby amends the Purchase Agreement, dated August 27, 1999, made between Superconductor Technologies Inc., ("STI") and United States Cellular Corporation ("USCC"). The Parties do hereby agree to the following:

1. Article 3, Purchase Orders, is amended as follows:

Paragraph 3.1 is deleted and the following is inserted:

3.1 In addition to purchase orders made prior to the date of this Amendment, upon execution of this Amendment, USCC will place a non-cancelable written purchase order with STI for $7,800,000 of SuperFilter(R) Systems for delivery on or before December 31, 2002 at prices set forth in Attachment A. STI will provide written acknowledgements of individual releases made against this purchase order.

USCC will make its best efforts to evenly balance its delivery requests among the nine (9) fiscal quarters remaining until December 31, 2002. As set forth in
Article 7, USCC's Payment to STI, Paragraph 7.1, STI will invoice for Systems only after STI ships the Systems and USCC receives the Systems.

Paragraph 3.5 is amended by deleting the first sentence.


2. Article 4, Issuance of Warrants, is amended as follows:

Paragraph 4.1 is amended by adding the following sentence:

Notwithstanding the above, the 312,000 shares associated with the $7,800,00 purchase order set forth in Paragraph 3.1, will be vested upon execution of this Amendment.


3. Article 5, Pricing and Product, is amended as follows:

Attachment A is deleted and replaced with Attachment A hereto attached.


4.  Article 26 is amended as follows:

Delete the reference to Ms. Linda Sessler, Manager of Headquarters Sales Administration and insert Attention: Sales Operations

All other terms and conditions remain unchanged.

        IN WITNESS HEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives:

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SUPERCONDUCTOR TECHNOLOGIES INC.             UNITED STATES CELLULAR CORPORATION.

By:     /s/ Martin S. McDermut               By:     /s/ Richard Goehring
    ------------------------------------        --------------------------------


Name: Martin S. McDermut                     Name:  Richard W. Goehring
      ----------------------------------          ------------------------------


Title: Vice President of Finance and CFO     Title:  EVP Engineering and
      ----------------------------------             Network Operations
                                                    ----------------------------

Date:  September 12, 2000                    Date: September 15, 2000
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                             [ATTACHMENTS OMITTED]